Exhibit 99.1

Momentum from vision. 2018 AnnualMeeting Growth Oriented. Community Driven. Trusted and Respected. May 10, 2018

Forward Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of HarborOne Bancorp, Inc. (the “Company”) management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, the ability of the Company and Coastway Bancorp, Inc. (“Coastway”) to achieve the synergies and value creation contemplated by the proposed acquisition; the Company and Coastway’s ability to successfully integrate operations in the proposed acquisition; the effect of the announcement of the proposed acquisition on the ability of Coastway to maintain relationships with its key partners, customers and employees, and on its operating business generally; adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10 K and Quarterly Reports on Form 10 Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne Bancorp, Inc.’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law. 2 2

Additional Information about the Proposed Transaction and Where to Find It In connection with the proposed merger, Coastway will file a proxy statement with the SEC. HarborOne will also file relevant materials in connection with its proposed acquisition of Coastway. Stockholders of Coastway are urged to read the proxy statement and other relevant documents and any amendments or supplements to those documents, because they will contain important information which should be considered before making any decision regarding the transaction. A free copy of the proxy statement, as well as other filings containing information about HarborOne and Coastway, when they become available, may be obtained at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement may also be obtained, free of charge, from Coastway’s website at www.coastway.com under the “Investor Relations” tab, or by contacting Coastway’s investor relations department at Coastway Bancorp, Inc., One Coastway Blvd., Warwick, Rhode Island 02886, Attention: Investors Relations, Telephone: (401) 330-1600. 3

A Tradition of Growth

Date	Event
Mar-1917	Brockton Credit Union
Feb-04	HarborOne Credit Union
Jul-13	HarborOne Bank
Jul-15	Purchased Merrimack Mortgage
Jun-16	IPO
Oct-17	Announced Share Repurchase Program
Jan-18	Acquired Cumberland Mortgage
Mar-18	Announced Coastway Acquisition
Apr-2018	HarborOne Mortgage Name Change

We said it, We did it…

- Capital and strategy focused on transforming the organization to drive profitability
- Actively managed loan mix to higher yielding portfolio
- Built a robust commercial lending engine
- Built a regional mortgage lending business and fee generator
- Deposit funding source expansion with de novo branches and acquisition
- Maintained strong asset quality

HarborOne Bancorp
4

2017 Summary Results • • • • • Assets: $2.7 billion, +10% Loans: $2.2 billion, +10% Deposits: $2.0 billion, +12% Net Income: $10.4 million, As of 3/31/18 +18% • • Market Cap: $576 million Stock Price: $17.66 #1 Community Bank Southeastern Region 5

Key Performance Metrics Total Assets Total Loans $3,000 $2,800 $2,600 $2,400 $2,200 $2,000 $1,800 $1,600 $2,800 $2,600 $2,400 $2,200 $2,000 $1,800 $1,600 $1,400 $1,200 $1,000 $2,736 $2,233 $1,606 $1,955 Dec-13 Dec-14Dec-15Dec-16Dec-17 Mar-18 Dec-13Dec-14Dec-15Dec-16 Dec-17 Mar-18 3.26% Net Interest Income (annualized) Net Interest Margin $80,496 3.20% 85,000 3.00% 75,000 2.80% 65,000 2.60% 2.37% 55,000 2.40% 45,000 2.20% 35,000 2.00% Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Mar-18 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Mar-18 Millions Thousands Millions 6 $42,731

Fueling Growth: Total Loans December 2013 Loan Mix Total Loans March 2018 24% Residential Residential 35% 36% Commercial Commercial 58% 41% Consumer Consumer Commercial Lending Keys Commercial Lending: Looking Ahead • • • • • • Highly experienced team, with CRE, C&I, and Construction expertise Disciplined Underwriting Growth: $88 million outstanding 2013; $926 million Q1’18 Boston LPO Strong pipeline RI expansion Small business lending/SBA Cash Management growth • • 7

Fueling Growth: Mortgage The strength of the HarborOne Mortgage operation provides a growth platform across the Bank organization Organizational Restructuring / Name Change • Consolidated Bank and Mortgage Company sales, operations, and management under the HarborOne Mortgage name Cross-Sell • 34 offices provide opportunities for expanded distribution for deposits and lending (consumer, small business and commercial) Income Diversification (since purchase of Merrimack Mortgage in 2015)* • • Recognized $106.8 million in mortgage banking income Pretax earnings of $12.3million *As of 3/31/18 8

FuelingGrowth: December 2014 Consumer Lending March 2018 1% 2% 2% 3% 27% 23% 69% 73% Indirect Lease Other auto Other personal Indirect Lease Other auto Other personal • • Suspended indirect auto lending 5/1/18 due to shrinking margins Focus on higher yield auto leasing business with our CULA (Credit Union Leasing of America) advantage Re-energize and grow Home Equity portfolio with online delivery • 9

Fueling Growth: Core Deposits Robust analytics, product innovation, and marketing are the driving forces behind building the next generation core funding machine Government deposits have grown from $22 million in 2013 to $234 million in March 2018 Total Deposits $2,127 $2,100 $1,900 $1,700 $1,500 $1,300 $1,100 $900 $700 $500 $300 $100 $1,414 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Mar-18 Checking Savings Money Market CD 10 Millions 10

Fueling Growth: Asset Quality Strong asset quality is driven by core competencies in both credit and collections discipline • As of 3/31/18 - 82% of nonperforming assets are 1-4 family owner occupied Nonperforming Assets to Total Assets Delinquencies 03/31/18 2.00% 1.80% 1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Mar-18 Residential Commercial Consumer Total Repossessed 11 11 YTD Net 30-5960-8990+charge DaysDaysDaysTotaloffs Residential$3,872$2,500$3,960$10,332-$7 Commercial$1,114$327$2,758$4,199$344 Consumer$1,637$321$282$2,240$97 Total$6,623$3,148$7,000$16,771$434

Fueling Growth: Community

- HarborOne Foundation made $224,500 in grants in its first year of operation
- The Bank provided over $535,000 in financial and in-kind support to local non-profit and civic organizations
- ONECommunity Scholarship Program awarded $100,000 in college scholarships
- Our Caring Crew engaged in over 3,400 hours of volunteer service
- “Outstanding” CRA rating from the FDIC
- HarborOne U continues to deliver education that fuels future success


HarborOne Foundation
$97,500 43%
$67,000 30%
$60,000 27%
Education
Basic Human Needs
Affordable Housing





HarborOne Bancorp
12

CoastwayBancorp Acquisition 13

Aligned Priorities Community Focused Institution Attentive to Customers Disciplined Lending Practices Entrepreneur Sales Culture Preferred Community Bank in its Markets Serving Small Businesses in the Community Employer of Choice 14

Transaction Rationale Creates a $3.4 billion New England banking franchise One of very few strategic opportunities for HONE to deploy excess capital through an acquisition Improving financial performance driven by attractive loan and deposit portfolios along with opportunities for significant cost saves and operating synergies Strong complement to HONE’s current culture and dedication to serving the community in several capacities Significantly (>70%) accretive to earnings per share TBV dilution is manageable and in-line with comparable all-cash transactions Significant cost savings are achievable in the acquisition via operating synergies Pricing multiples in line with other recent transactions for banks similar in size and geography Opportunity to enter and grow market share in Rhode Island while taking a competitor out of the market Pro forma assets nearing $3.4B should lead to certain benefits of scale, including more favorable pricing and valuation metrics Pro forma entity should be well-poised for a range of future strategic initiatives including further organic or acquisitive growth 15 Well-Positioned Pro Forma Franchise Financially Attractive Strategic Rationale

Transformational Acquisition Strategic expansion bolstering a dominant New England banking franchise Pro forma entity has over 65 locations across New England Pro forma entity is the 12th largest publicly-traded New England community bank by total assets 16

Pro Forma $3.5 $3.0 $$33..43 $$22.89 $3.3 $2.8 $3.1 $2.6 $2.9 $2.4 $2.7 $2.2 $2.5 $2.0 $2.3 $1.8 $1.6 $2.1 $1.6 $2.0 $1.9 $1.4 $1.7 $1.2 $1.5 $1.0 2013 2014 2015 2016 2017 Pr o Forma 2013 2014 2015 2016 2017 Pr o Forma Source: S&P Global Market Intelligence 17 $2.2 $2.1 $1.8 $1.7 $2.7 $2.4 $2.2 $2.0 Total Loans ($B) Total Assets ($B)

Key Transaction Terms HONE acquires 100% of CWAY’s outstanding common stock 100% of the consideration paid in cash $28.25 per share of CWAY common stock $125.6 million at announcement Price to tangible book of 173.7% as of 12/31/17 Price to fully diluted tangible book of 176.0% as of 12/31/17 Premium to core deposits of 11.7% Expected close 2H18 Source: S&P Global Market Intelligence 18 •Timing •Pricing Metrics •Aggregate Consideration •Purchase Price •Consideration •Transaction

2018 Margin Expansion Strategic Drivers • • • Commercial Lending – Boston LPO, RI expansion Small Business – Online lending capability Consumer Lending – Home equity online, suspend indirect auto lending, auto leasing advantage (CULA) Deposit Growth • • • Stoughton Branch “Signature Banking” “Remarkable” promotions Coastway • • • Successful closing & conversion Customer retention Brand expansion Culture • • • Employee Investment: Leadership Development Program Operational and technology enhancements to enable job efficiency and satisfaction “One Place / One Culture” 19